SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------
                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 OCTOBER 5, 1999



                       SAFEGUARD HEALTH ENTERPRISES, INC.
               --------------------------------------------------
             (Exact Name of registrant as specified in its charter)



            DELAWARE               0-12050             52-1528581
       -----------------  ----------------------  ----------------------
       (State or other           (Commission         (IRS Employer
       jurisdiction of           File Number)      Identification No.)
       incorporation)


                95 ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656-2601
                -------------------------------------------------
             (Address of principal executive offices)     (Zip Code)



        Registrant's telephone number, including area code:  949.425.4110
                                                             ------------


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ITEM  5.     OTHER  EVENTS

     On October 5, 1999, SafeGuard Health Enterprises, Inc. ("SafeGuard" or the "Company") executed a second amendment to the definitive agreement (the "Agreement") with an investor group led by CAI Partners and Company and Jack R. Anderson ("Investors") to invest $40 million into SafeGuard. A copy of the Agreement was filed as Exhibit 10.1 to the Company's Report on Form 8-K, filed with the U. S. Securities and Exchange Commission ("SEC") on or about June 30, 1999. The first amendment to the Agreement was filed as Exhibit 10.24 to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999, which was filed with the SEC on or about August 13, 1999. The second amendment to the Agreement includes that the Company and the investors have agreed that no shares of preferred stock will be issued and sold in the transaction contemplated by the original definitive agreement. The second amendment also provides that as a result of the Company's delisting from the NASDAQ stock market, that the investors have agreed that such event is not to be deemed a material adverse effect on the Company, nor shall it constitute a breach of any representations, warranty, covenant or agreement of the Company contained in the Agreement, and that such event does not constitute a failure to satisfy any condition precedent to the obligations of the Company or the investors under the Agreement, among other items.

     Notice of the Company's NASDAQ delisting was filed with the SEC as a Current Report on form 8-K dated on or about September 16, 1999. The second amendment to the Agreement is filed with this Report as Exhibit 10.1.

     The proceeds of this transaction will be used to repay existing debt of SafeGuard. At the closing of this transaction, the existing agreements with SafeGuard's current senior note holders and line of credit lender will be terminated.

     The transaction is subject to approval by the Company's stockholders, approval by various regulatory agencies including agencies in states in which the Company does business, and other customary conditions. The Company's Stockholders Rights Plan has also been amended so that this transaction does not trigger issuance of the Rights thereunder.


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
ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

Not  applicable.

(b)     Pro  Forma  Financial  Information.

Not  applicable.

(c)     Exhibits.


Exhibit No.  Exhibit Description:
-----------  -------------------------------------------------------------

10.1         Second Amendment to the Debenture and Note Purchase
             Agreement By and Among SafeGuard Health Enterprises, Inc. and
             CAI Partners and Company II, L.P., CAI Capital Partners and
             Company II, L.P. and Jack R. Anderson dated as of October 5,
             1999.



                            [SIGNATURES ON NEXT PAGE]






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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              SAFEGUARD  HEALTH  ENTERPRISES,  INC.


                              By:     STEVEN  J.  BAILEYS,  D.D.S.
                                      ----------------------------
                                      STEVEN  J.  BAILEYS,  D.D.S.,
                                      Chairman of the Board and
                                      Chief Executive Officer


Date:  OCTOBER  6,  1999      By:     RONALD  I.  BRENDZEL,  J.D.
       -----------------              ---------------------------
                                      RONALD  I.  BRENDZEL,  J.D.
                                      Senior  Vice  President  and  Secretary










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